Exhibit 10.1

EXTENSION AGREEMENT

This Extension Agreement, made effective as of April 3, 2012 (the “Agreement”), is between Innovative Food Holdings, Inc., a Florida corporation (the “Company”) and the signatories hereto.

WHEREAS, the Company has issued notes as further described on Schedule A hereto, as amended (the “Notes”); and

WHEREAS, the Company has issued warrants as further described on Schedule A hereto (the “Warrants”); and

WHEREAS, some of the Notes have reached their Maturity Date but have not been repaid; and

WHEREAS, the Company and Subscribers have agreed to make certain changes to the terms of the Notes and Warrants.

NOW THEREFORE, in consideration of the promises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby consent and agree as follows:

1.	The Maturity Date of each Note is hereby amended to October 3, 2013.

2.
The Expiration Date of each Warrant is hereby extended to April 3, 2015, unless the Expiration Date is already stated to be a specific date which is later than such date, in which case the existing Expiration Date shall remain in effect.

3.
The Subscribers hereto acknowledge and agree that as of the date hereof, other than with respect to overdue payments, none of the Notes are in default, and to their best knowledge, there are no existing breaches (other than nonpayment of any principal or interest when due) pursuant to the terms of any Note or Subscription Agreement, which would cause a default under any of the Notes.  In addition, any past defaults under any of the Notes are hereby waived, and going forward, a Note will only be deemed in default if written notice of a new default, occurring after the date hereof, is given to the Company.

4.
All other terms of the Transaction Documents remain in full force and effect (including the terms of any amendments not specifically superseded by this Agreement) as if this Agreement had not been executed.

5.
This Agreement may be executed in counterparts, all of which when taken together shall be considered one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were an original thereof.  A copy of this Agreement annexed to the Note or the Warrant, as appropriate, shall be sufficient to reflect the amendment thereto.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereby execute this Agreement as of the date first written above.

INNOVATIVE FOOD HOLDINGS, INC.

By: _______________________________________

ALPHA CAPITAL ANSTALT

By: _______________________________________

LANE VENTURES

By: _______________________________________

MOMONA CAPITAL

By: _______________________________________

OSHER CAPITAL PARTNERS LLC

By: _______________________________________

ASSAMEKA CAPITAL, INC.

By: _______________________________________

__________________________________________
ASHER BRAND